UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Prospect Street, Suite 525, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INMB	NASDAQ

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2020, INmune Bio Inc. (the “Company”) entered into an At-The-Market Sales Agreement (the “Sales Agreement”) with BTIG, LLC (“BTIG”), pursuant to which the Company may offer and sell, from time to time, through BTIG, as sales agent, shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $10,000,000, subject to certain limitations on the amount of Common Stock that may be offered and sold by the Company set forth in the Sales Agreement. The Company is not obligated to make any sales of Common Stock under the Sales Agreement and any determination by the Company to do so will be dependent, among other things, on market conditions and the Company’s capital raising needs.

Offers and sales of Common Stock by the Company under the Sales Agreement, if any, will be made through a prospectus supplement to the prospectus forming a part of the Company’s shelf registration statement on Form S-3 (File No. 333-237638) declared effective by the Securities and Exchange Commission (the “SEC”) on April 2, 2020 (the “Registration Statement”). The Company filed with the SEC a prospectus supplement dated April 16, 2020 specifically relating to offers and sales of Common Stock under the Sales Agreement (the “ATM Prospectus Supplement”), together with the prospectus forming a part of the effective registration statement. Due to the offering limitations currently applicable to the Company under General Instruction I.B.6. of Form S-3 and the Company’s public float as of as of April 16, 2020, and in accordance with the terms of the Sales Agreement, the Company may offer and sell shares of Common Stock having an aggregate gross sales price of up to $6,678,000 (the “Shares”) under the ATM Prospectus Supplement through BTIG, as sales agent, pursuant to the Sales Agreement. If the Company’s public float increases after the date of the ATM Prospectus Supplement such that the Company may sell additional amounts of Common Stock under the Sales Agreement and the Registration Statement, the Company will file with the SEC another prospectus supplement to the prospectus forming a part of the Registration Statement that will include such additional amount of shares of Common Stock that the Company may sell under the Sales Agreement before any such additional shares are sold under the Sales Agreement.

Shares may be sold through the ATM Prospectus Supplement by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. including sales made through The Nasdaq Capital Market or any other trading market for the common stock, sales made to or through a market maker other than on an exchange or through an electronic communications network, or in negotiated transactions pursuant to terms set forth in a placement notice delivered by the Company to BTIG under the Sales Agreement. Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, BTIG will use commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Capital Market, to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. BTIG is not obligated to purchase any shares of Common Stock on a principal basis pursuant to the Sales Agreement.

The Company will pay BTIG commissions for its services in acting as agent in the sale of shares of Common Stock pursuant to the Sales Agreement. BTIG will be entitled to compensation at a fixed commission rate of 3.0% of the gross proceeds from the sale of shares of Common Stock pursuant to the Sales Agreement. The Company has agreed to provide BTIG with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also will reimburse BTIG for certain specified expenses in connection with entering into the Sales Agreement. The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto. The Sales Agreement will terminate upon the earlier of (i) the sale of all shares of Common Stock subject to the Sales Agreement and (ii) termination of the Sales Agreement as permitted therein. The Company may terminate the Sales Agreement in its sole discretion at any time by giving 10 days’ prior notice to BTIG. BTIG may terminate the Sales Agreement under the circumstances specified in the Sales Agreement and in its sole discretion at any time by giving 10 days’ prior notice to the Company.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement. A copy of the Sales Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of Sichenzia Ross Ference LLP relating to the validity of the Shares that may be offered and sold under the ATM Prospectus Supplement, is filed with this Current Report on Form 8-K as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of offers to buy any securities of the Company, and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1	At-The-Market Sales Agreement, dated April 16, 2020, between the Company and BTIG.
5.1	Opinion of Sichenzia Ross Ference LLP
23.1	Consent of Sichenzia Ross Ference LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: April 16, 2020	/s/ David Moss
David Moss
Chief Financial Officer

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